Exhibit 23
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the below listed Registration Statements of V. F. Corporation of our report dated March 1, 2017 relating to the financial statements, financial statement schedule, and the effectiveness of internal control over financial reporting, which appears in this Form 10‑K.

(1)
Post-Effective Amendment No. 1 to Registration Statement No. 333-32789 on Form S-8, which constitutes Post-Effective Amendment No. 9 to Registration Statement No. 2-85579 on Form S-8, Post-Effective Amendment No. 5 to Registration Statement No. 33-26566 on Form S-8, Post-Effective Amendment No. 2 to Registration Statement No. 33-55014 on Form S-8 and Post-Effective Amendment No. 2 to Registration Statement No. 33-60569 on Form S-8;

(2)	Registration Statement No. 333-138458 on Form S-8;
(3)	Post-Effective Amendment No. 1 to Registration Statement No. 33-33621 on Form S-8, which constitutes Post-Effective Amendment No. 2 to Registration Statement No. 2-99945 on Form S-8;
(4)	Registration Statement No. 333-59727 on Form S-8;
(5)	Post-Effective Amendment No. 1 to Registration Statement No. 033-41241 on Form S-8;
(6)	Registration Statement No. 333-72267 on Form S-8;
(7)	Post-Effective Amendment No. 1 to Registration Statement No 333-49023 on Form S-8;
(8)	Registration Statement No. 033-10491 on Form S-3;
(9)	Registration Statement No. 333-84193 on Form S-8 and Post-Effective Amendment No. 1 thereto;
(10)	Registration Statement No. 333-94205 on Form S-8;
(11)	Registration Statement No. 333-67502 on Form S-8;
(12)	Registration Statement No. 333-118547 on Form S-8;
(13)	Registration Statement No. 333-143077 on Form S-8;
(14)	Registration Statement No. 333-146594 on Form S-3 ASR;
(15)	Registration Statement No. 333-166570 on Form S-8;
(16)	Registration Statement No. 333-110458 on Form S-4 and Post-Effective Amendment No. 1 thereto;
(17)	Registration Statement No. 333-175700 on Form S-3 ASR;
(18)	Registration Statement No. 333-188437 on Form S-8 and Post-Effective Amendments No. 1 thereto;
(19)	Registration Statement No. 333-188438 on Form S-8;
(20)	Registration Statement No. 333-197856 on Form S-3 ASR; and
(21)	Registration Statement No. 333-204098 on Form S-8.

/s/ PricewaterhouseCoopers LLP
Greensboro, North Carolina
March 1, 2017